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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 -------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 17, 2001


                          Mutual Risk Management Ltd.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



     Bermuda                          1-10760                  Not Applicable
-----------------               -----------------          ---------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)



                               44 Church Street
                            Hamilton HM 12 Bermuda
  (Address, including zip code, of Registrant's Principal Executive Offices)



Registrant's telephone number, including area code: 441-295-5688


                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On May 17, 2001, pursuant to a Securities Purchase Agreement, dated May 8, 2001, XL Insurance Ltd. ("XL"), First Union Merchant Banking 2001, LLC ("First Union"), High Ridge Capital Partners II, L.P. ("High Ridge"), Century Capital Partners II, L.P. ("Century Capital II"), Taracay Investors Company ("Taracay") and Robert A. Mulderig purchased $112,500,000 in aggregate principal amount of the Registrant's convertible exchangeable debentures due 2006 (collectively, "Debentures"), and Intrepid Funding Master Trust ("Intrepid") exchanged $30,000,000 of the Registrant's outstanding Auction Rate Reset Preferred Securities ("RHINOS") for $30,000,000 aggregate principal amount of the Debentures. The Debentures were issued as a unit with voting preferred stock that has nominal economic value. In addition, XL, First Union, Century Capital II and Taracay were issued warrants (the "Warrants") to purchase up to an aggregate of 2,147,601 of the Registrant's common shares (the "Common Shares"). The Debentures are convertible at any time at the option of the holder into Common Shares at an initial conversion price of $7.00 per share, and the Warrants are exercisable at any time at the option of the holder for Common Shares at an initial exercise price of $7.00 per share. The Debentures are secured by the capital stock of Mutual Risk Management (Holdings) Ltd., a wholly owned subsidiary of the Registrant ("MRM Holdings"). The number of Common Shares currently issuable upon conversion of all of the Debentures and the Warrants is 22,509,085, which represents approximately 54% of the currently outstanding Common Shares.

     In connection with the issuance of the Debentures and the Warrants, the Company is required to restructure its operating units into two separate holding companies (the "Restructuring"). One holding company will own the Registrant's insurance operations and general agency entities in the United States and will operate through subsidiaries as a specialty insurer writing a selected book of program business. A second holding company will be a newly incorporated Bermuda company ("Newco") that will own all of the Registrant's fee generating businesses that presently comprise its Corporate Risk Management, Specialty Brokerage and Financial Services business segments and all of the Registrants' insurance operations outside of the United States. In addition, Newco will own the Company's IPC (or "rent-a-captive") companies that are principally dedicated to its Corporate Risk Management business segment, except for Mutual Indemnity (Dublin) Ltd. During the period beginning on September 17, 2001 and ending on November 17, 2001, both XL and the holders of a majority in principal amount of the outstanding Debentures have the right to require the Registrant to repurchase all of the Debentures if all regulatory and shareholder approvals have not been obtained and the Restructuring has not been completed by the date of such election. The net proceeds from the sale of the Debentures and the Warrants have been pledged to secure this obligation. After the formation of Newco, the Debentures will be secured by the capital stock of Newco and will be exchangeable for common shares of Newco and/or debentures of Newco that are substantially similar to the Debentures. The Registrant currently estimates that if all of the Debentures were exchanged for Newco common shares, the holder of the Debentures would own approximately 42.4% of Newco.

     On May 8, 2001, Mutual Group, Ltd., a wholly owned subsidiary of the Registrant, purchased $10,000,000 of outstanding RHINOS from Intrepid. All of the RHINOS, together with the related

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Auction Rate Reset Common Securities and Auction Rate Reset Senior Notes Series
A, were canceled in connection with the issuance of the Debentures and the Warrants and are no longer outstanding.

     On May 17, 2001, the Registrant amended its Credit Agreement, dated as of September 21, 2000 (the "Credit Facility"), to permit the issuance of the Debentures and the Warrants, to make modifications to the covenants contained in the Credit Facility and to provide for a pledge of the capital stock of MRM Holdings and, when formed, Newco to secure the obligations under the Credit Facility on a second priority basis. The net proceeds from the sale of the Debentures and the Warrants also have been pledged to secure these obligations on a second priority basis until the Registrant is no longer required to repurchase the Debentures or, if later, the end of a subordination period. In adddition, payments under the Credit Facility are subordinated to the payment of the Debentures pursuant to the terms of a subordination agreement.

Item 7.   Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.    Document Description
     -----------    --------------------

         4.1 Form of the Registrant's Convertible Exchangeable Debenture Due 2006 (the "MRM Debentures").

         4.2 Form of Voting Preferred Shares issued together as a unit with the MRM Debentures.

         4.3        Form of Warrant for Common Stock of the Registrant.

         4.4        Form of Newco Convertible Exchangeable Debenture Due 2006.

         4.5 Amendment No. 1 to Amended and Restated Trust Agreement, dated May 8, 2001, by and among the Administrative Trustees of MRM Capital Trust I (as defined therein), Mutual Group, Ltd. and Intrepid.

         4.6 Second Supplemental Indenture, dated May 8, 2001, by and among Mutual Group, Ltd., the Registrant and The Chase Manhattan Bank, as Trustee.

         10.1 Securities Purchase Agreement for Debentures, dated May 8, 2001, between the Registrant, Mutual Group Ltd., the additional Guarantors named therein, XL, First Union, High Ridge, Century Capital II, Robert A. Mulderig, Taracay and Intrepid.

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          10.2      Debenture Registration Rights Agreement, dated as of May 17,
                    2001, by and among the Registrant, XL, First Union, High Ridge, Century Capital II, Robert A. Mulderig, Taracay and Intrepid.

          10.3 Warrant Registration Rights Agreement, dated as of May 17, 2001, by and among the Registrant, XL, First Union, High Ridge, Century Capital II and Taracay.

          10.4 Subordination Agreement, dated May 17, 2001, by and among the Bank Lenders (as defined therein), Intrepid, MRM Capital Trust I, The Chase Manhattan Bank, the Registrant, Mutual Group, Ltd., the Guarantors named therein, XL, First Union, High Ridge, Century Capital II, Robert A. Mulderig and Taracay.

          10.5 Collateral Agreement, dated as of May 17, 2001, by and between First Union National Bank, as Collateral Agent, and the Registrant.

          10.6 Amendment No. 1 to Remarketing and Contingent Purchase Agreement, dated May 8, 2001, by and among Mutual Group, Ltd., the Registrant, MRM Capital Trust I and Banc of America Securities LLC, as Remarketing Agent.

          10.7 First Amendment to Credit Amendment, Consent and Waiver, dated May 17, 2001, among the Registrant, Mutual Group, Ltd., the Lenders (as defined therein) and Bank of America, N.A., as Administrative Agent for the Lenders ("First Amendment to Credit Agreement").

          10.8 Assignment of Account, dated May 17, 2001, from the Registrant, as Assignor, for the benefit of the holders of the Debentures (first priority security interest) and the RHINOS Holders (as defined therein) and Bank of America, N.A., as Administrative Agent for the Lenders under the First Amendment to Credit Agreement (second priority security interest).

          10.9 Deposit Account Control Agreement, dated May 17, 2001, among the Registrant, as Pledgor, XL, as Representative, Bank of America, N.A., as Administrative Agent and Intrepid, as RHINOS Holder, with Fleet National Bank, as Depository
                    Bank.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 24, 2001


                                             By:    /s/ Elizabeth B. Price
                                                    ----------------------------
                                             Name:  Elizabeth B. Price
                                             Title: Secretary


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION OF DOCUMENT
---------      -----------------------------------------------------------------
 4.1           Form of the Registrant's Convertible Exchangeable Debenture Due
               2006 (the "MRM Debentures").

 4.2 Form of Voting Preferred Shares issued together as a unit with the MRM Debentures.

 4.3           Form of Warrant for Common Stock of the Registrant.

 4.4           Form of Newco Convertible Exchangeable Debenture Due 2006.

 4.5 Amendment No. 1 to Amended and Restated Trust Agreement, dated May 8, 2001, by and among the Administrative Trustees of MRM Capital Trust I (as defined therein), Mutual Group, Ltd. and Intrepid.

 4.6 Second Supplemental Indenture, dated May 8, 2001, by and among Mutual Group, Ltd., the Registrant and The Chase Manhattan Bank, as Trustee.

10.1 Securities Purchase Agreement for Debentures, dated May 8, 2001, between the Registrant, Mutual Group Ltd., the additional Guarantors named therein, XL, First Union, High Ridge, Century Capital II, Robert A. Mulderig, Taracay and Intrepid.

10.2 Debenture Registration Rights Agreement, dated as of May 17, 2001, by and among the Registrant, XL, First Union, High Ridge, Century Capital II, Robert A. Mulderig, Taracay and Intrepid.

10.3 Warrant Registration Rights Agreement, dated as of May 17, 2001, by and among the Registrant, XL, First Union, High Ridge, Century Capital II and Taracay.

10.4 Subordination Agreement, dated May 17, 2001, by and among the Bank Lenders (as defined therein), Intrepid, MRM Capital Trust I, The Chase Manhattan Bank, the Registrant, Mutual Group, Ltd., the Guarantors named therein, XL, First Union, High Ridge, Century Capital II, Robert A. Mulderig and Taracay.

10.5 Collateral Agreement, dated as of May 17, 2001, by and between First Union National Bank, as Collateral Agent, and the Registrant.

10.6 Amendment No. 1 to Remarketing and Contingent Purchase Agreement, dated May 8, 2001, by and among Mutual Group, Ltd., the Registrant, MRM Capital Trust I and Banc of America Securities LLC, as Remarketing Agent.

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10.7           First Amendment to Credit Amendment, Consent and Waiver, dated
               May 17, 2001, among the Registrant, Mutual Group, Ltd., the Lenders (as defined therein) and Bank of America, N.A., as Administrative Agent for the Lenders ("First Amendment to Credit Agreement").

10.8 Assignment of Account, dated May 17, 2001, from the Registrant, as Assignor, for the benefit of the holders of the Debentures (first priority security interest) and the RHINOS Holders (as defined therein) and Bank of America, N.A., as Administrative Agent for the Lenders under the First Amendment to Credit Agreement (second priority security interest).

10.9 Deposit Account Control Agreement, dated May 17, 2001, among the Registrant, as Pledgor, XL, as Representative, Bank of America, N.A., as Administrative Agent and Intrepid, as RHINOS Holder, with Fleet National Bank, as Depository Bank.



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